UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2007
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27876 (Commission File Number)	86-0787377 (IRS Employer Identification No.)

14400 North 87th Street Scottsdale, Arizona (Address of principal executive offices)	85260-3649 (Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e)
Executive Officer Awards
     On May 16, 2005, the stockholders of JDA Software Group, Inc. (the “Company”) adopted the Company’s 2005 Incentive Performance Plan (the “Incentive Plan”) as part of a revision of the Company’s overall compensation philosophy. The Company adopted this Incentive Plan to, among other things, increase the linkage between executive compensation and corporate performance and to make equity awards based upon achievement by the Company of annual operating goals such as net income or earnings before income tax, depreciation and amortization (“EBITDA”). The Incentive Plan has an annual limit on the total amount of shares subject to awards under the Incentive Plan in any given year (the “Share Limit”).
     Until May 14, 2007, that annual limit was set at 1% of the Company’s outstanding Common Stock as of December 31 of the preceding year. On March 13, 2007, the Compensation Committee of the Board of Directors of the Company approved certain awards under the Incentive Plan of restricted stock units to certain of the Company’s executive officers (the “Original Awards”). However, such awards could have potentially exceeded the Share Limit then in effect. As a result, on April 5, 2007, the Company’s Board of Directors (the “Board”) approved the reduction in the shares subject to the Original Awards so that the combination of those reduced awards and the number of shares reserved for future issuance under the Incentive Plan did not exceed the Share Limit.
     On May 14, 2007, the Company’s stockholders approved an increase in the Share Limit to a maximum of 2% of the Company’s outstanding Common Stock as of December 31 of the preceding year. As a result of this increase in the Share Limit, on July 3, 2007, the Board approved the award of the balance of the Original Awards to its executive officers under the Plan listed below, and approved a new award to an employee who had recently been promoted to executive officer (each, an “RSU Award”). In addition to serving as a general incentive to officers to achieve certain 2007 Company financial goals, one of the primary purposes of the RSU Awards is to motivate these officers to successfully integrate the Company’s July 2006 acquisition of Manugistics Group, Inc

		Number of
		Restricted
Participant	Title	Stock Units
Hamish N. Brewer	President and Chief Executive Officer	8,721
Kristen L. Magnuson	Executive Vice President and Chief Financial Officer	4,360
Christopher Koziol	Chief Operating Officer	6,104
Philip Boland	Senior Vice President, Worldwide Consulting Services	2,616
G. Michael Bridge	Senior Vice President and General Counsel	2,616
Thomas Dziersk	Senior Vice President, Americas	2,616
David Johnston(1)	Senior Vice President, Supply Chain	7,462
David R. King	Senior Vice President, Product Development	1,744
Christopher J. Moore	Senior Vice President, Customer Support Solutions	1,744
Wayne J. Usie	Senior Vice President, Retail	872

	Total	38,855

(1)	New Executive Officer

     The closing price of the Company’s common stock on July 3, 2007 was $19.77. Each individual who received an RSU Award is referred to as a “Participant.”
     Each RSU Award represents the right of the Participant to receive, without payment of monetary consideration, on the vesting date, a number of shares of the Company’s common stock equal to the number of units vesting on such date. The RSU Awards provide for a combination of vesting based on the passage of time and on a sliding scale tied to the Company’s actual performance in 2007 as compared to the Company’s EBITDA goal for 2007. The sliding scale requires the Company to meet a minimum threshold of $70,000,000 in EBITDA for 2007 before any RSU Award can begin to vest. At $85,000,000 in EBITDA for 2007, the RSU Awards will have the potential for full vesting. For every $1,000,000 in EBITDA in excess of $85,000,000 up to a maximum of $95,000,000 for 2007, each Participant will be entitled to receive an additional 2.5% of their original RSU Award, pro rated to the actual EBITDA amount. If an RSU Award is eligible for vesting as a result of the Company exceeding $70,000,000 in EBITDA for 2007, a portion of the RSU Award will become fully vested after the determination of the actual EBITDA for 2007 is made at the beginning of 2008, a portion of the RSU Award will vest ratably over a 24-month period and, in the case in which the EBITDA for 2007 is less than $85,000,000, a portion of the RSU Award will be forfeited once the 2007 EBITDA determination is made.
     Vesting of the RSU Awards is subject to acceleration in full in the event of a change in control of the Company so long as the Participant has been employed by the Company up to the date of the change in control. Generally, upon termination of employment, the vesting of the RSU Awards will cease. The terms and conditions governing the RSU Awards are as set forth in the form of Restricted Stock Unit Agreement, Notice of Grant of Restricted Stock Units, and Incentive Plan, all of which were previously filed by the Company with the Securities and Exchange Commission. The summaries described herein are qualified in their entirety by the terms and conditions set forth in the form of Restricted Stock Unit Agreement, Notice of Grant of Restricted Stock Units, and Incentive Plan.
Director Awards
     In addition to the RSU Awards, the Board also approved on July 3, 2007 the following fully vested restricted stock awards (“RS Awards”) to the directors of the Company pursuant to the Incentive Plan.

		Number of
		Shares of
Participant	Title	Restricted Stock
James D. Armstrong	Chairman	2,000
Orlando Bravo	Director	2,981
J. Michael Gullard	Director	2,000
Douglas G. Marlin	Director	2,000
Jock Patton	Director	2,000

	Total	10,981
     Each RS Award represents each director’s receipt, without payment of monetary consideration, on the grant date, of a number of fully vested shares of the Company’s common stock. Mr. Bravo’s RS Award represented a pro rated amount for his partial year of service as a director for 2006 in addition to his service as a director in 2007. Mr. Bravo joined the Board on July 5, 2006.
     The terms and conditions governing the RS Awards are as set forth in the form of Restricted Stock Agreement, Notice of Grant of Restricted Stock and Incentive Plan, all of which were previously filed by the Company with the Securities and Exchange Commission. The summaries described herein are qualified in their entirety by the form of Restricted Stock Agreement, Notice of Grant of Restricted Stock and Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JDA Software Group, Inc.
Date: July 13, 2007

By:	Kristen L. Magnuson
Kristen L. Magnuson
Executive Vice President and Chief Financial Officer